                                                                  EXHIBIT (10)i.


                          FIRST AMENDMENT TO MODIFIED
                          AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO MODIFIED AND RESTATED LOAN AGREEMENT (the "First Amendment") dated as of January 30, 1998, is to that Modified and Restated Loan Agreement dated as of September 24, 1997 (hereinafter, such Loan Agreement as amended hereby, and as further amended or modified from time to time, the "Loan Agreement"; all terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement), by and among GENESCO INC. (the "Borrower"), the banks and financial institutions on the signature pages hereto (the "Banks"), FIRST NATIONAL BANK OF CHICAGO, as Co-Agent for the Banks (the "Co-Agent"), and NATIONSBANK, N.A., as Agent for the Banks (in such capacity, the "Agent:").


                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested certain modifications to the Loan Agreement, and

         WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions herein set forth;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. Effective as of January 30, 1998, (i) Section 7.5.2 is amended by replacing the reference to "October 31, 2001" with a reference to "October 31, 2000" and (ii) Section 7.5.3.(b) of the Loan Agreement is ameded in its entirety so that such Section now reads as follows:

                  (b) .66 to 1.0 on the last day of the fiscal quarters ending January 31, 1998 through October 31, 1998

         B. Effective as of January 30, 1998, the Banks hereby waive any violation of Section 7.6 of the Loan Agreement relating to the conveyance, sale, lease, transfer or other disposition of the assets of the western boot operations to the Borrower:

         C.       The Borrower hereby represents and warrants that:

                  (i) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this First Amendment.

                  (ii) No Default or Potential Default currently exists and is continuing under the Loan Agreement simultaneously with the execution of this First Amendment.


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         D.       The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this First Amendment.

         E. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this First Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.


         F. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this First Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

         G. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

         H. This First Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennessee.


                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:                      GENESCO INC.
                               a Tennessee corporation


                               By  /s/ James S. Gulmi
                                  --------------------------------

                               Title Senior Vice President-Finance
                                     -----------------------------


BANKS:                         NATIONSBANK, N.A.
                               individually in its capacity as a
                               Bank and in its capacity as Agent


                               By /s/ Mark D. Halmrast
                                  -------------------------------

                               Title Senior Vice President
                                     ----------------------------


                               THE FIRST NATIONAL BANK OF
                               CHICAGO,
                               individually in its capacity as a Bank and in its capacity as Co-Agent


                               By /s/ Catherine A. Muszynski
                                  -------------------------------

                               Title Vice President
                                     ----------------------------


                               BANK OF AMERICA, FSB


                               By /s/ Calvin Blount
                                  -------------------------------

                               Title Vice President
                                     ----------------------------


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
                          SECOND AMENDMENT TO MODIFIED
                          AND RESTATED LOAN AGREEMENT

     THE SECOND AMENDMENT TO MODIFIED AND RESTATED LOAN AGREEMENT (the "Second Amendment") dated as of March 31, 1998, is to that Modified and Restated Loan Agreement dated as of September 24, 1997 (hereinafter, such Loan Agreement as amended hereby, and as further amended or modified from time to time, the "Loan Agreement", all terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement), by and among GENESCO INC. (the "Borrower"), the banks and financial institutions on the signature pages hereto (the "Banks"), FIRST NATIONAL BANK OF CHICAGO, as Co-Agent for the Banks (the "Co-Agent"), and NATIONSBANK, N.A., as Agent for the Banks (in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower has requested certain modifications to the Loan Agreement, and

     WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions herein set forth;

     NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     A. Effective as of March 31, 1998, Section 1.1 of the Loan Agreement is amended by adding the following definitions in the alphabetically appropriate places:

          "Consolidated Senior Indebtedness" means, as of any date of determination, all Consolidated Indebtedness less Consolidated Subordinated Indebtedness.

          "Consolidated Subordinated Indebtedness" means, as of any date of determination, all Consolidated Indebtedness of the Borrower and/or its Subsidiaries the repayment of which has been subordinated to the repayment of the Obligations on terms and conditions satisfactory to the Agent. The term "Consolidated Subordinated Indebtedness" shall include the convertible subordinated debt securities of the Borrower in principal amount not to exceed $115,000,000 due not earlier than 2005.

     B. Effective as of March 31, 1998, Section 7.5.3 is amended in its entirety so that such Section now reads as follows:

          7.5.3 Consolidated Senior Indebtedness/Total Capital. The Borrower will maintain a ratio of Consolidated Senior Indebtedness to Total Capital of less than (a) .45 to 1.0 on the last day of the fiscal quarters ending April 30, 1998, July 31, 1998 and October 31, 1998, (b) .425 to 1.0 on the
     last day of the fiscal quarters ending January 31,
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1999, April 30, 1999, July 31, 1999 and October 31, 1999 and (c) .40 to 1.0 on
the last day of the fiscal quarter ending January 31, 2000 and on the last day of each fiscal quarter ending thereafter.

     C. Effective as of March 31, 1998, the Banks hereby waive any violation (if any) of Section 7.5.3 of the Loan Agreement which occurred prior to such date.

     D. The Borrower hereby represents and warrants that:

          (i) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Second Amendment; and

          (ii) No Default or Potential Default currently exists and is continuing under the Loan Agreement simultaneously with execution of this Second Amendment.

     E. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Second Amendment.

     F. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this Second Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.


     G. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Second Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

     H. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

     I. This Second Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennessee.


                  [Remainder of Page Intentionally Left Blank]




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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:

                                    GENESCO INC.
                                    a Tennessee corporation



                                    By: /s/ JAMES S. GULMI
                                    -------------------------------
                                    James S. Gulmi

                                    Title: Senior Vice President -- Finance
                                           --------------------------------



BANKS:
                                    NATIONSBANK, N.A.
                                    individually in its capacity as a
                                    Bank and in its capacity as Agent


                                    By: /s/ MARK D. HALMRAST
                                    -------------------------------
                                    Mark D. Halmrast

                                    Title: Senior Vice President
                                           --------------------------------





                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    individually in its capacity as a
                                    Bank and in its capacity as a Co-Agent


                                    By: /s/ CATHERINE A. MUSZYNSKI
                                    --------------------------------
                                    Catherine A. Muszynski

                                    Title: Vice President
                                           --------------------------------




                                    BANK OF AMERICA, FSB



                                    By:
                                    -------------------------------

                                    Title:
                                           --------------------------------



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